UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 27, 2023

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40677	98-1581691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Empire State Building 20 West 34th Street, Suite 4215 New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 906-4480

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares included as part of the Units, par value $0.0001 per share	APTM	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	APTMW	The Nasdaq Stock Market LLC

Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant to acquire one Class A ordinary share	APTMU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

At the Extraordinary General Meeting of Alpha Partners Technology Merger Corp., a Cayman Islands exempted company (the “Company”) held on July 27, 2023 (the “Extraordinary General Meeting”), shareholders of the Company approved an amendment to the Company’s amended and restated memorandum and articles of association (the “Charter” and, such amendment to the Charter, the “Charter Amendment”) in order to (i) extend the date by which the Company must consummate its initial business combination, cease its operations and redeem all of its Class A ordinary shares (the “Extension Proposal”), (ii) provide for the right of a holder of Class B ordinary shares of the Company to convert such Class B ordinary shares into Class A ordinary shares on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment Proposal”), and (iii) eliminate from the Charter the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in the initial public offering, including any shares issued in exchange thereof (the “Public Shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limit” and, such proposal, the “Redemption Limitation Proposal”).

The Company filed the Charter Amendment with the Registrar of Companies in the Cayman Islands on July 28, 2023. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.1, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting, a total of 27,032,538, or 74.72% of the Company’s issued and outstanding ordinary shares held of record at the close of business on July 6, 2023, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s shareholders voted on each of the Extension Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Proposal (collectively, the “Voted Proposals”), which are described in more detail in the definitive proxy statement of the Company filed with the Securities and Exchange Commission on July 7, 2023 (the “Proxy Statement”). As there were sufficient votes to approve the Extension Proposal, the Adjournment Proposal described in the Proxy Statement and referred to as “Proposal No. 3” was not presented to shareholders.

The voting results, as certified in the Final Report of the Inspector of Election, are as follows:

Proposal No. 1 - The Extension Proposal - as a special resolution, to amend the Company’s Charter to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, included as part of the units sold in the Company’s initial public offering if it fails to complete such initial business combination, for up to an additional twelve (12) months, from July 30, 2023 to up to July 30, 2024, or such earlier date as determined by the Company’s board of directors.

For	Against	Abstain
25,393,381	1,620,342	18,815

Proposal No. 2 - The Founder Share Amendment Proposal - as a special resolution, to amend the Company’s Charter to provide for the right of a holder of Class B ordinary shares of the Company to convert such Class B ordinary shares into Class A ordinary shares on a one-for-one basis prior to the closing of a business combination at the election of the holder.

For	Against	Abstain
25,640,380	1,373,342	18,816

Proposal No. 4 - Redemption Limitation Proposal - as a special resolution to amend the Company’s Charter to eliminate the limitation that the Company shall not redeem its Public Shares to the extent that such redemption would cause the Company’s net tangible assets to be less than the Redemption Limit. The Redemption Limitation Proposal would allow the Company to redeem its Public Shares irrespective of whether such redemption would exceed the Redemption Limit.

For	Against	Abstain
26,643,381	370,342	18,815

In connection with the Voted Proposals, the holders of 13,532,591 Class A ordinary shares, properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.41 per share, for an aggregate redemption amount of approximately $140,838,808.13. After the redemptions, approximately $153,169,659 will remain in the Company's trust account.

As a result of the Extension Proposal being approved by the Company’s shareholders, the Company’s sponsor, Alpha Partners Technology Merger Sponsor LLC (the “Sponsor”), or its designee is required to contribute monthly payments to the Company. The Sponsor and its affiliates have committed to fund an extension loan facility of $1,500,000 to fund these monthly contributions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Amended and Restated Memorandum and Articles of Association

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2023

ALPHA PARTNERS TECHNOLOGY MERGER CORP.

By:	/s/ Sean O’Brien
Name:	Sean O’Brien
Title:	Chief Financial Officer